UNAUDITED SUPPLEMENTARY DATA	12 Months Ended
Dec. 31, 2015
UNAUDITED SUPPLEMENTARY DATA
UNAUDITED SUPPLEMENTARY DATA

NOTE 13 — UNAUDITED SUPPLEMENTARY DATA

The following is a summary of selected unaudited quarterly financial information (in thousands except per share amounts):

Year Ended December 31, 2015	Q1	Q2	Q3	Q4
Loss from operations	$(3,103)	$(2,284)	$(2,633)	$(1,714)
Other (expense)/income	(681)	(5,403)	(57)	(247)
Consolidated net loss	(3,774)	(6,811)	(2,674)	(1,962)
Basic net income/(loss) per share	(0.04)	(0.07)	(0.03)	(0.02)

Year Ended December 31, 2014
Loss from operations	$(2,359)	$(2,827)	$(3,238)	$(2,545)
Other income/(expense)	(12)	—	—	(17)
Consolidated net loss	(2,370)	(2,827)	(3,238)	(2,525)
Basic net income/( loss) per share	$(0.03)	$(0.03)	$(0.04)	$(0.02)